UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Pacific Fund, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1 – Report to Stockholders

December 31, 2010

Annual Report

BlackRock Pacific Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and finan-
cial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product
(“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the
Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underper-
formed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low.
Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	23.27%	15.06%
US small cap equities (Russell 2000 Index)	29.38	26.85
International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/share-
holdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter,
Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of December 31, 2010

Portfolio Management Commentary

How did the Fund perform?
•For the 12-month period ended December 31, 2010, the Fund under-
performed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?
•Fund performance for the year was hindered by its geographic allocation.
Our underweight in the ASEAN (Association of Southeast Asian Nations)
bloc, particularly Indonesia and Malaysia, detracted most. Notably, how-
ever, North Asia began to outperform late in the year. In Japan, stocks with commodity exposure, such as Impex International, hampered per-
formance. Stock selection within South Korea also detracted from Fund results as export-led industrials enjoyed a rally, outperforming our pre-
ferred holdings in the domestic sector. Finally, our position in LG
Electronics, Inc. suffered due to its exposure to Europe, which faces aus-
terity measures induced by the sovereign debt crisis.

•Stock selection was favorable across both sectors and countries, particu-
larly within Japan, where Isuzu Motors Ltd. posted a strong year, making it the Fund’s top performer. Murata Manufacturing Co., Ltd. and Takeda
Pharmaceutical Co., Ltd. were also key contributors. The Fund’s commod-
ity exposure in Australia, achieved through the London-listed line of BHP
Billiton Plc, traded at a larger than usual discount to the Australian list-
ing and was additive to Fund results. Within Hong Kong, an improvement in global fundamentals helped the traditional port and infrastructure business of Hutchison Whampoa Ltd., making it a key contributor, along with Wharf Holdings Ltd. and Sands China Ltd.

Describe recent Fund activity.
•The most significant portfolio change occurred at the sector level, as we took industrials from a mild underweight to a significant overweight. This was partly driven by the discovery of oversold companies — cases where we believed the market was too negative given our view of a cyclical upturn through the end of 2010. We increased the Fund’s exposure to information technology for similar reasons. These additions were broadly funded from the more defensive sectors, specifically consumer staples, utilities and telecommunications.

•From a geographic perspective, we reduced the Fund’s exposure to China over the course of the year. While we remain positive on the medium-
term outlook for Chinese equities, policy headwinds continue to buffet the market as authorities seek to balance economic growth with infla-
tionary pressures. Conversely, we added to South Korea as a play on improving consumption in the US. We also increased the Fund’s stake in
India, but remain underweight there.

Describe Fund positioning at period end.
•At period end, the Fund’s largest geographic overweight was in South
Korea, where equities are at undemanding valuations and provide a strong play on improving US fundamentals. Leading indicators also sug-
gest a favorable outlook for Korean equities. We remained underweight in the ASEAN bloc at period end, as investors continue to rotate into North
Asia. At the sector level, our broadly positive outlook was reflected in a tilt toward industrials, materials and technology, and underweights in the more defensive sectors, such as telecommunications, utilities and con-
sumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Ten Largest Holdings	Long-Term Investments
BHP Billiton Plc	4%
Samsung Electronics Co., Ltd.	3
Australia & New Zealand Banking Group Ltd.	3
Shinhan Financial Group Co., Ltd.	3
National Australia Bank Ltd.	2
Hitachi Ltd.	2
Wharf Holdings Ltd.	2
Taiwan Semiconductor Manufacturing Co., Ltd.	2
Komatsu Ltd.	2
Murata Manufacturing Co., Ltd.	2

Percent of
Geographic Allocations	Long-Term Investments
Japan	37%
Australia	13
South Korea	11
Hong Kong	10
China	8
Taiwan	7
India	5
United Kingdom	4
Singapore	3
Thailand	2

4 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional
Shares do not have a sales charge.
2 The Fund invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including, among others, Japan,
Australia, Hong Kong, Taiwan, Singapore, South Korea and India.
3 This index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended December 31, 2010

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	26.68%	15.92%	N/A	5.76%	N/A	6.68%	N/A
Investor A	26.51	15.63	9.55%	5.50	4.37%	6.42	5.85%
Investor B	26.00	14.68	10.18	4.66	4.41	5.76	5.76
Investor C	26.00	14.72	13.74	4.70	4.70	5.60	5.60
Class R	26.10	14.97	N/A	4.97	N/A	6.17	N/A
MSCI All Country Asia Pacific Index	23.52	17.02	N/A	4.51	N/A	6.31	N/A
Composite Index[5]	22.97	17.48	N/A	2.46	N/A	5.05	N/A
MSCI Australia	35.84	14.73	N/A	11.78	N/A	15.42	N/A
MSCI Hong Kong	27.75	23.23	N/A	12.13	N/A	8.30	N/A
MSCI India	17.99	20.95	N/A	17.79	N/A	19.19	N/A
MSCI Japan	18.74	15.59	N/A	(2.33)	N/A	1.14	N/A
MSCI Singapore	23.70	22.16	N/A	16.09	N/A	10.70	N/A
MSCI South Korea	32.24	27.15	N/A	8.09	N/A	20.19	N/A
MSCI Taiwan	39.69	21.84	N/A	8.74	N/A	7.56	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
5 The unmanaged Composite Index, a customized index used to measure the Fund’s relative performance is comprised as follows: 68% MSCI Japan, 10% MSCI Australia, 10%
MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 5

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders, or for purchase by certain qualified employee benefit plans.

•Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%
per year.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R

Shares are available only to certain retirement plans. Prior to January 3,
2003, the commencement of operations of Class R Shares, Class R
Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date.
Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applica-
ble to each class, which are deducted from the income available to be paid to shareholders.

6 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical invest-
ment of $1,000 invested on July 1, 2010 and held through December
31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Ratio
Institutional	$1,000.00	$1,266.80	$ 5.09	$1,000.00	$1,020.71	$4.53	0.94%
Investor A	$1,000.00	$1,265.10	$ 6.51	$1,000.00	$1,019.45	$5.80	1.17%
Investor B	$1,000.00	$1,260.00	$11.05	$1,000.00	$1,015.42	$9.86	2.02%
Investor C	$1,000.00	$1,260.00	$10.88	$1,000.00	$1,015.57	$9.70	1.94%
Class R	$1,000.00	$1,261.00	$ 9.86	$1,000.00	$1,016.48	$8.79	1.70%

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to
Financial Statements, which may constitute forms of economic leverage.
Such instruments are used to obtain exposure to a market without own-
ing or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a deriva-
tive instrument and the underlying asset, possible default of the counter-
party to the transaction or illiquidity of the derivative instrument. The
Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to share-
holders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 7

Schedule of Investments December 31, 2010 (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 12.3%
Australia & New Zealand Banking Group Ltd.	494,803	$ 11,818,423
Brambles Ltd.	718,865	5,236,285
Commonwealth Property Office Fund	7,659,226	6,513,187
National Australia Bank Ltd.	415,359	10,077,254
Newcrest Mining Ltd.	208,725	8,657,621
Telstra Corp. Ltd.	1,643,128	4,687,711
Wesfarmers Ltd., Ordinary Shares	216,048	7,077,573
		54,068,054
China — 6.1%
CNOOC Ltd.	3,199,000	7,614,661
China Construction Bank, Class H	8,885,280	7,959,851
China Rongsheng Heavy Industry Group Co., Ltd. (a)	5,856,000	5,047,756
Industrial and Commercial Bank of China Ltd.	8,362,560	6,225,515
		26,847,783
Hong Kong — 9.9%
China Resources Power Holdings Co.	2,274,000	4,115,889
China Vanke Co., Ltd.	4,056,548	5,008,753
Henderson Land Development Co., Ltd.	645,000	4,393,495
Huabao International Holdings Ltd.	4,144,000	6,702,812
Hutchison Whampoa Ltd.	698,400	7,184,643
Sands China Ltd. (a)	2,735,200	6,012,858
Wharf Holdings Ltd.	1,297,000	9,971,907
		43,390,357
India — 1.6%
ICICI Bank Ltd.	269,771	6,903,711
Japan — 36.6%
Bridgestone Corp.	382,600	7,364,658
Dai-ichi Life Insurance Co.	3,242	5,246,762
Fuji Media Holdings, Inc.	3,859	6,079,168
Hitachi Ltd.	1,891,000	10,039,640
Isuzu Motors Ltd.	1,385,000	6,258,416
JS Group Corp.	333,900	7,324,339
JX Holdings, Inc.	1,042,690	7,055,917
Komatsu Ltd.	292,900	8,815,365
Mitsubishi Gas Chemical Co., Inc.	918,000	6,493,015
Mitsubishi UFJ Financial Group, Inc.	1,346,500	7,260,489
Mitsui Fudosan Co., Ltd.	398,000	7,909,684
Murata Manufacturing Co., Ltd.	125,000	8,725,703
NTT DoCoMo, Inc.	4,455	7,758,854
Nissan Motor Co., Ltd.	844,500	7,988,842
Nitto Denko Corp.	160,300	7,518,190
ORIX Corp.	59,590	5,838,335
Omron Corp.	280,800	7,400,100
Seiko Epson Corp.	406,000	7,370,701
Sony Corp.	200,300	7,163,655
Sumitomo Bakelite Co., Ltd.	928,000	5,446,123
Sumitomo Corp.	571,300	8,042,342
Sumitomo Heavy Industries Ltd.	928,000	5,935,787
Tokuyama Corp.	281,000	1,448,342
		160,484,427

Common Stocks	Shares	Value
Singapore — 3.0%
DBS Group Holdings Ltd.	395,500	$ 4,414,395
Noble Group Ltd.	3,470,000	5,865,107
United Overseas Bank Ltd.	221,000	3,136,203
		13,415,705
South Korea — 11.3%
GS Engineering & Construction Corp.	48,000	4,897,205
Hyundai Development Co.	221,730	6,638,772
LG Electronics, Inc.	51,082	5,299,293
Samsung Electronics Co., Ltd.	15,760	13,161,742
Samsung Heavy Industries Co., Ltd.	228,340	8,282,748
Shinhan Financial Group Co., Ltd.	242,810	11,290,423
		49,570,183
Taiwan — 7.4%
ASUSTeK Computer, Inc.	580,459	5,512,920
AU Optronics Corp. (a)	6,602,000	6,863,568
Quanta Computer, Inc.	2,373,000	4,978,707
Taiwan Semiconductor Manufacturing Co., Ltd.	4,022,379	9,791,674
Yuanta Financial Holding Co., Ltd.	6,888,000	5,149,203
		32,296,072
Thailand — 1.4%
Kasikornbank PCL	1,469,100	6,359,846
United Kingdom — 4.3%
BHP Billiton Plc	471,131	18,954,502
Total Common Stocks — 93.9%		412,290,640
Participation Notes
China — 1.8%
UBS AG (Baoshan Iron & Steel Co., Ltd.),
due 6/18/13	4,580,542	4,429,384
UBS AG (China Life Insurance Co. Ltd.),
due 7/01/13	1,083,200	3,491,154
		7,920,538
India — 3.1%
Deutsche Bank AG (Lanco Infratech Ltd.),
due 11/23/16	4,818,866	6,788,337
Merrill Lynch International & Co. CV
(Larsen & Toubro Ltd.), due 5/18/15	149,852	6,633,813
		13,422,150
Total Participation Notes — 4.9%		21,342,688
Total Long-Term Investments
(Cost — $340,505,224) — 98.8%		433,633,328
Short-Term Securities
Money Market Fund — 0.8%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.17% (b)(c)	3,779,595	3,779,595

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments,	AUD	Australian Dollar
the names and descriptions of many of the securities have been abbreviated	JPY	Japanese Yen
according to the following list:	USD	U.S. Dollar

See Notes to Financial Statements.

8 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Schedule of Investments (concluded) (Percentages shown are based on Net Assets)

	Par
Time Deposits	(000)	Value
Australia — 0.2%
Brown Brothers Harriman & Co., 3.64%, 1/01/11 AUD	744	$ 760,555
Total Short-Term Securities
(Cost – $4,514,496) – 1.0%		4,540,150
Total Investments (Cost – $345,019,720*) — 99.8%		438,173,478
Other Assets Less Liabilities — 0.2%		696,921
Net Assets — 100.0%		$438,870,399

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$348,990,430
Gross unrealized appreciation	94,929,587
Gross unrealized depreciation	(5,746,539)
Net unrealized appreciation	$ 89,183,048

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	December 31,		December 31,
Affiliate	2009	Net Activity	2010	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	1,175,021	2,604,574	3,779,595	$5,988

(c) Represents the current yield as of report date.
•Foreign currency exchange contracts as of December 31, 2010 were as follows:

						Unrealized
Currency			Currency		Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
USD	753,654	AUD	743,615 JPMorgan Chase		1/04/11	$ (6,916)
USD	1,672,270	AUD	1,642,593	Citibank NA	1/06/11	(7,566)
USD 12,700,000		JPY 1,065,403,000		Goldman Sachs
				International	3/03/11	(430,063)
Total						$ (444,545)

•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]
Common
Stocks[1]	$5,047,756	$407,242,884	—	$412,290,640
Participation
Notes[1]	—	—	$21,342,688	21,342,688
Short-Term
Securities:
Money Market
Fund	3,779,595	—	—	3,779,595
Time Deposits	—	760,555	—	760,555
Total	$8,827,351	$408,003,439	$21,342,688	$438,173,478
[1] See above Schedule of Investments for values in each country.
Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign currency
exchange
contracts	—	$ (444,545)	—	$(444,545)

2 Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation
Notes
Asset:
Balance, as of December 31, 2009	—
Accrued discounts/premium	—
Net realized gain (loss)	$ 53,284
Net change in unrealized appreciation/depreciation[3]	78,422
Purchases	23,796,605
Sales	(2,585,623)
Transfers in4	—
Transfers out[4]	—
Balance, as of December 31, 2010	$ 21,342,688

3 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/
depreciation on securities still held at December 31, 2010 was $78,422.
4 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 9

Statement of Assets and Liabilities

December 31, 2010
Assets
Investments at value — unaffiliated (cost — $341,240,125)	$ 434,393,883
Investments at value — affiliated (cost — $3,779,595)	3,779,595
Foreign currency at value (cost — $445,069)	456,071
Investments sold receivable	1,680,045
Capital shares sold receivable	169,924
Dividends receivable	162,360
Prepaid expenses	32,736
Other assets	23,034
Total assets	440,697,648
Liabilities
Unrealized depreciation on foreign currency exchange contracts	444,545
Capital shares redeemed payable	804,665
Investment advisory fees payable	220,016
Service and distribution fees payable	104,251
Other affiliates payable	6,347
Officer’s and Directors’ fees payable	275
Other accrued expenses payable	247,150
Total liabilities	1,827,249
Net Assets	$ 438,870,399
Net Assets Consist of
Paid-in capital	$ 340,038,492
Undistributed net investment income	71,397
Undistributed net realized gain	6,037,611
Net unrealized appreciation/depreciation	92,722,899
Net Assets	$ 438,870,399
Net Asset Value
Institutional — Based on net assets of $161,430,777 and 8,183,883 shares outstanding, 100 million shares authorized, $0.10 par value	$ 19.73
Investor A — Based on net assets of $200,191,124 and 10,236,452 shares outstanding, 100 million shares authorized, $0.10 par value	$ 19.56
Investor B — Based on net assets of $8,492,262 and 489,750 shares outstanding, 200 million shares authorized, $0.10 par value	$ 17.34
Investor C — Based on net assets of $62,451,659 and 3,910,651 shares outstanding, 100 million shares authorized, $0.10 par value	$ 15.97
Class R — Based on net assets of $6,304,577 and 370,540 shares outstanding, 200 million shares authorized, $0.10 par value	$ 17.01

See Notes to Financial Statements.

10 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Statement of Operations

Year Ended December 31, 2010
Investment Income
Dividends — unaffiliated	$ 13,316,990
Interest	5,246
Foreign taxes withheld	(843,701)
Dividends — affiliated	5,988
Total income	12,484,523
Expenses
Investment advisory	2,652,113
Service — Investor A	486,151
Service and distribution — Investor B	94,746
Service and distribution — Investor C	635,049
Service and distribution — Class R	27,200
Transfer agent — Institutional	259,773
Transfer agent — Investor A	288,563
Transfer agent — Investor B	20,772
Transfer agent — Investor C	106,106
Transfer agent — Class R	24,937
Custodian	236,249
Accounting services	145,080
Professional	98,872
Printing	93,457
Registration	77,987
Officer and Directors	14,031
Miscellaneous	43,049
Total expenses	5,304,135
Less fees waived by advisor	(2,651)
Total expenses after fees waived	5,301,484
Net investment income	7,183,039
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	44,125,880
Foreign currency transactions	(860,929)
43,264,951
Net change in unrealized appreciation/depreciation on:
Investments	7,891,103
Foreign currency transactions	(1,236,466)
6,654,637
Total realized and unrealized gain	49,919,588
Net Increase in Net Assets Resulting from Operations	$ 57,102,627

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 11

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 7,183,039	$ 5,664,961
Net realized gain	43,264,951	23,939,068
Net change in unrealized appreciation/depreciation	6,654,637	97,759,930
Net increase in net assets resulting from operations	57,102,627	127,363,959
Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,001,871)	(2,961,592)
Investor A	(2,045,868)	(2,652,047)
Investor B	(33,987)	(73,028)
Investor C	(338,702)	(636,295)
Class R	(44,291)	(51,416)
Net realized gain:
Institutional	(18,028,783)	—
Investor A	(22,479,621)	—
Investor B	(1,112,878)	—
Investor C	(8,607,448)	—
Class R	(762,242)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(55,455,691)	(6,374,378)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(46,411,310)	(52,662,359)
Redemption Fee
Redemption fee	6,429	6,167
Net Assets
Total increase (decrease) in net assets	(44,757,945)	68,333,389
Beginning of year	483,628,344	415,294,955
End of year	$ 438,870,399	$ 483,628,344
Undistributed (accumulated) net investment income (loss)	$ 71,397	$ (2,476,826)

See Notes to Financial Statements.

12 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Financial Highlights

		Institutional						Investor A
		Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 19.43	$ 14.71	$ 28.43	$ 29.01	$ 24.65	$ 19.29	$ 14.61	$ 28.24	$ 28.84	$ 24.52
Net investment income[1]	0.36	0.26	0.47	0.44	0.15	0.32	0.22	0.40	0.36	0.08
Net realized and unrealized gain (loss)[2]	2.52	4.75	(10.67)	2.94	4.54	2.48	4.71	(10.58)	2.95	4.50
Net increase (decrease) from investment
operations	2.88	5.01	(10.20)	3.38	4.69	2.80	4.93	(10.18)	3.31	4.58
Dividends and distributions from:
Net investment income	(0.26)	(0.29)	(0.23)	(0.46)	(0.33)	(0.21)	(0.25)	(0.16)	(0.41)	(0.26)
Net realized gain	(2.32)	—	(3.29)	(3.50)	—	(2.32)	—	(3.29)	(3.50)	—
Total dividends and distributions	(2.58)	(0.29)	(3.52)	(3.96)	(0.33)	(2.53)	(0.25)	(3.45)	(3.91)	(0.26)
Net asset value, end of year	$ 19.73	$ 19.43	$ 14.71	$ 28.43	$ 29.01	$ 19.56	$ 19.29	$ 14.61	$ 28.24	$ 28.84
Total Investment Return[3]
Based on net asset value	15.92%	34.10%	(36.13)%	11.94%	19.06%	15.63%	33.79%	(36.32)%	11.76%	18.73%
Ratios to Average Net Assets
Total expenses	0.91%	0.97%	0.88%	0.88%	0.84%	1.16%	1.19%	1.16%	1.09%	1.09%
Total expenses after fees waived	0.91%	0.97%	0.88%	0.88%	0.84%	1.16%	1.19%	1.16%	1.09%	1.09%
Net investment income	1.89%	1.57%	2.03%	1.44%	0.55%	1.68%	1.35%	1.73%	1.15%	0.31%
Supplemental Data
Net assets, end of year (000)	$161,431 $ 196,067		$168,030 $ 344,722 $ 555,849			$200,191 $ 201,637 $ 166,829 $ 358,163 $ 329,203
Portfolio turnover	124%	136%	86%	22%	17%	124%	136%	86%	22%	17%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 13

Financial Highlights (continued)

			Investor B					Investor C
		Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 17.36	$ 13.17	$ 25.89	$ 26.64	$ 22.65	$ 16.20	$ 12.31	$ 24.53	$ 25.53	$ 21.75
Net investment income (loss)[1]	0.14	0.08	0.20	0.15	(0.11)	0.14	0.08	0.21	0.11	(0.11)
Net realized and unrealized gain (loss)[2]	2.20	4.21	(9.63)	2.67	4.15	2.04	3.96	(9.14)	2.59	3.98
Net increase (decrease) from investment
operations	2.34	4.29	(9.43)	2.82	4.04	2.18	4.04	(8.93)	2.70	3.87
Dividends and distributions from:
Net investment income	(0.06)	(0.10)	—	(0.07)	(0.05)	(0.09)	(0.15)	—	(0.20)	(0.09)
Net realized gain	(2.30)	—	(3.29)	(3.50)	—	(2.32)	—	(3.29)	(3.50)	—
Total dividends and distributions	(2.36)	(0.10)	(3.29)	(3.57)	(0.05)	(2.41)	(0.15)	(3.29)	(3.70)	(0.09)
Net asset value, end of year	$ 17.34	$ 17.36	$ 13.17	$ 25.89	$ 26.64	$ 15.97	$ 16.20	$ 12.31	$ 24.53	$ 25.53
Total Investment Return[3]
Based on net asset value	14.68%	32.61%	(36.78)%	10.86%	17.85%	14.72%	32.82%	(36.79)%	10.87%	17.82%
Ratios to Average Net Assets
Total expenses	1.98%	2.05%	1.93%	1.89%	1.86%	1.93%	1.98%	1.89%	1.85%	1.86%
Total expenses after fees waived	1.98%	2.05%	1.93%	1.89%	1.86%	1.93%	1.98%	1.89%	1.85%	1.86%
Net investment income (loss)	0.85%	0.55%	0.96%	0.52%	(0.44)%	0.90%	0.57%	1.03%	0.42%	(0.45)%
Supplemental Data
Net assets, end of year (000)	$ 8,492 $	11,570 $	14,317 $	41,552 $	65,458	$ 62,452	$ 69,247	$ 62,527 $ 153,969 $ 149,933
Portfolio turnover	124%	136%	86%	22%	17%	124%	136%	86%	22%	17%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Financial Highlights (concluded)

			Class R
		Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 17.11	$ 13.01	$ 25.70	$ 26.63	$ 22.67
Net investment income[1]	0.19	0.11	0.24	0.14	0.01
Net realized and unrealized gain (loss)[2]	2.17	4.16	(9.58)	2.77	4.16
Net increase (decrease) from investment operations	2.36	4.27	(9.34)	2.91	4.17
Dividends and distributions from:
Net investment income	(0.14)	(0.17)	(0.06)	(0.34)	(0.21)
Net realized gain	(2.32)	—	(3.29)	(3.50)	—
Total dividends and distributions	(2.46)	(0.17)	(3.35)	(3.84)	(0.21)
Net asset value, end of year	$ 17.01	$ 17.11	$ 13.01	$ 25.70	$ 26.63
Total Investment Return[3]
Based on net asset value	14.97%	32.88%	(36.67)%	11.23%	18.44%
Ratios to Average Net Assets
Total expenses	1.71%	1.80%	1.73%	1.55%	1.34%
Total expenses after fees waived	1.71%	1.80%	1.73%	1.55%	1.34%
Net investment income	1.11%	0.75%	1.17%	0.50%	0.05%
Supplemental Data
Net assets, end of year (000)	$ 6,305	$ 5,108	$ 3,592	$ 6,076	$ 3,153
Portfolio turnover	124%	136%	86%	22%	17%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 15

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require man-
agement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor A
Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing share-
holders or for purchase by certain qualified employee benefit plans.
Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a rec-
ognized securities exchange or the NASDAQ Global Market System
(“NASDAQ”) are valued at the last reported sale price that day or the
NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing serv-
ice to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market fac-
tors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the oppo-
site effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

16 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Notes to Financial Statements (continued)

Participation Notes: The Fund may invest in participation notes
(“P-Notes”). P-Notes are promissory notes issued by banks or broker-
dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities
(the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of
Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the
P-Notes and have no rights against the issuer of the underlying security.
A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquid-
ity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-
dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and real-

ized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limi-
tations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an addi-
tional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over the counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options pur-
chased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 17

Notes to Financial Statements (continued)

received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA
Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either spe-
cific transactions or portfolio instruments or to obtain exposure to for-
eign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the
Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of December 31, 2010

Liability Derivatives
Statement of
Assets and
Liabilities
	Location	Value
Unrealized
depreciation
on foreign
currency
exchange
Foreign currency exchange contracts	contracts	$ 444,545
The Effect of Derivative Instruments on the Statement of Operations
Year Ended December 31, 2010

Net Realized (Loss) from

Foreign Currency
Transactions
Foreign currency transactions	$ (599,500)
Net Change in Unrealized Appreciation/Depreciation on

Foreign Currency
Transactions
Foreign currency transactions	$ (1,246,725)

For the year ended December 31, 2010, the average quarterly balance of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased .	4
Average number of contracts — US dollars sold	1
Average US dollar amounts purchased	$19,900,699
Average US dollar amounts sold	$ 2,034,518

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund’s portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds,

18 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Notes to Financial Statements (continued)

however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager.
The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2010, the Fund reimbursed the
Manager $8,081 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Fund entered into Distribution Agreement and Distribution Plans with
BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the
1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended December 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $5,883. For the year ended December 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and
Investor C Shares:

Investor B	$22,185
Investor C	$ 4,196

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global
Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York
Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager.
Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of share-
holder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writ-
ing, anti-money laundering services, and customer identification serv-
ices. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive a fee which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned
$43,502 in transfer agency fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended December 31, 2010, the Fund reim-
bursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3,796
Investor A	$5,140
Investor B	$ 290
Investor C	$1,309
Class R	$ 133

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the
Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the
Schedule of Investments. The share of income earned, if any, by the Fund on such investments is shown as securities lending — affiliated in the
Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2010, were $535,267,033 and
$637,794,029, respectively.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 19

Notes to Financial Statements (continued)

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective
November 2009, the credit agreement had the following terms: 0.02%
upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commit-
ment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b)
the Fed Funds rate plus 1.25% per annum on amounts borrowed.
In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31,
2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of
0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the
Fed Funds rate plus 1.00% per annum on amounts borrowed. In addi-
tion, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010.
The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

6. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$ (170,097)
Undistributed net realized gain	$ 170,097

The tax character of distributions paid during the fiscal years ended
December 31, 2010 and December 31, 2009 was as follows:

	12/31/10	12/31/09
Distributions paid from:
Ordinary income	$ 13,143,402	$ 6,374,378
Long-term capital gains	42,312,289	—
Total distributions	$ 55,455,691	$ 6,374,378

As of December 31, 2010, the tax components of undistributed net earnings were as follows:

Undistributed ordinary income	$ 4,545,826
Long-term capital gains	5,089,347
Net unrealized gains*	89,196,734
Total	$ 98,831,907

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and investments in passive foreign investment companies.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the
Schedule of Investments for concentrations in specific countries.

As of December 31, 2010, the Fund had the following industry classifications:

Percent of
Industry	Long-Term Investments
Commercial Banks	17%
Electronic Equipment, Instruments & Components	8
Chemicals	6
Machinery	6
Metals & Mining	6
Real Estate Management & Development	6
Semiconductors & Semiconductor Equipment	5
Other*	46
* All other industries held were each less than 5% of long-term investments.

20 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	404,830	$ 7,910,938	2,601,016	$ 40,155,689
Shares issued to shareholders in reinvestment
of dividends and distributions	908,146	17,034,310	133,490	2,568,667
Total issued	1,312,976	24,945,248	2,734,506	42,724,356
Shares redeemed	(3,222,015)	(60,050,383)	(4,064,949)	(63,709,850)
Net decrease	(1,909,039)	$ (35,105,135)	(1,330,443)	$ (20,985,494)
Investor A
Shares sold and automatic conversion of shares	1,403,472	$ 27,539,821	1,474,037	$ 24,512,352
Shares issued to shareholders in reinvestment
of dividends and distributions	1,136,477	21,135,949	116,900	2,228,860
Total issued	2,539,949	48,675,770	1,590,937	26,741,212
Shares redeemed	(2,758,972)	(52,075,424)	(2,555,209)	(42,408,882)
Net decrease	(219,023)	$ (3,399,654)	(964,272)	$ (15,667,670)
Investor B
Shares sold	10,575	$ 182,911	35,575	$ 528,936
Shares issued to shareholders in reinvestment
of dividends and distributions	61,541	1,013,559	3,821	64,077
Total issued	72,116	1,196,470	39,396	593,013
Shares redeemed and automatic conversion of shares	(248,905)	(4,273,377)	(460,383)	(6,516,561)
Net decrease	(176,789)	$ (3,076,907)	(420,987)	$ (5,923,548)
Investor C
Shares sold	263,880	$ 4,274,220	442,084	$ 6,172,710
Shares issued to shareholders in reinvestment
of dividends and distributions	528,385	8,052,781	35,307	560,086
Total issued	792,265	12,327,001	477,391	6,732,796
Shares redeemed	(1,157,427)	(18,360,223)	(1,279,073)	(17,079,427)
Net decrease	(365,162)	$ (6,033,222)	(801,682)	$ (10,346,631)
Class R
Shares sold	135,796	$ 2,309,074	189,745	$ 2,746,356
Shares issued to shareholders in reinvestment
of dividends and distributions	49,616	806,531	3,050	51,329
Total issued	185,412	3,115,605	192,795	2,797,685
Shares redeemed	(113,378)	(1,911,997)	(170,481)	(2,536,701)
Net increase	72,034	$ 1,203,608	22,314	$ 260,984

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Pacific Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of the securities owned as of
December 31, 2010, by correspondence with the custodian and brokers;
where replies were not received from brokers, we performed other audit-
ing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Pacific Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial high-
lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2011

22 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary distributions paid by BlackRock Pacific Fund, Inc. during the fiscal year ended
December 31, 2010:

		Percentage
	Payable Date	Per Share
Qualified Dividend Income for Individuals[1]	7/23/2010	100%
	12/15/2010	44.32%
Foreign Source Income[1]	7/23/2010	100%
	12/15/2010	45.71%
Foreign Taxes Paid Per Share[2]	7/23/2010	$0.006942
	12/15/2010	$0.028037
Short-Term Capital Gain Dividends for Non-U.S. Residents[3]	12/15/2010	74.31%

1 Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
2 The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
3 Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.741864 and $1.178417 per share to shareholders of record on July 23, 2010 and
December 15, 2010, respectively.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 23

Officers and Directors

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	36 RICs consisting of	None
55 East 52nd Street	the Board	2000	of New York at Albany since 2000.	95 Portfolios
New York, NY 10055	and Director
1940
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director,	36 RICs consisting of	None
55 East 52nd Street	the Board	2007	Fox Chase Cancer Center since 2004; Member of the Archdiocesan	95 Portfolios
New York, NY 10055	and Director		Investment Committee of the Archdiocese of Philadelphia since
1941			2004; Director, The Committee of Seventy (civic) since 2006.
David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	36 RICs consisting of	None
55 East 52nd Street		2007	Graduate School of Business since 1991; Trustee, Phillips Exeter	95 Portfolios
New York, NY 10055			Academy since 2002; Chairman, Wave Hill, Inc. (public garden and
1940			cultural center) from 1990 to 2006.
Dr. Matina S. Horner	Director	Since	Executive Vice President of Teachers Insurance and Annuity Associa-	36 RICs consisting of	NSTAR (electric
55 East 52nd Street		2007	tion and College Retirement Equities Fund from 1989 to 2003.	95 Portfolios	and gas utility)
New York, NY 10055
1939
Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	36 RICs consisting of	AIMS Worldwide,
55 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	95 Portfolios	Inc. (marketing)
New York, NY 10055	the Audit		and Professor thereof from 1980 to 2005; President, Hudson
1939	Committee		Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham
University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	36 RICs consisting of	Newell Rubbermaid,
55 East 52nd Street		2000	Business School Publishing since 2005; Director, McLean Hospital	95 Portfolios	Inc. (manufacturing)
New York, NY 10055			since 2005.
1952
Joseph P. Platt	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	36 RICs consisting of	Greenlight Capital
55 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	95 Portfolios	Re, Ltd (reinsurance
New York, NY 10055			insurance broker) since 1998; General Partner, Thorn Partners, LP		company); WQED
1947			(private investment) since 1998; Partner, Amarna Corporation, LLC		Multi-Media (public
			(private investment company) from 2002 to 2008.		broadcasting not-
for-profit)
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	36 RICs consisting of	None
55 East 52nd Street		2007	financial consulting firm) since 1981.	95 Portfolios
New York, NY 10055
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	36 RICs consisting of	A.P. Pharma, Inc.
55 East 52nd Street		2007	1999; Director, College Access Foundation of California	95 Portfolios	(specialty
New York, NY 10055			(philanthropic foundation) since 2009; Director, Forward		pharmaceuticals)
1938			Management, LLC since 2007; Director, The James Irvine
Foundation (philanthropic foundation) from 1998 to 2008.

24 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Officers and Directors (continued)

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
Kenneth L. Urish	Chair of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	36 RICs consisting of	None
55 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Chairman Elect of	95 Portfolios
New York, NY 10055	Committee		the Professional Ethics Committee of the Pennsylvania Institute
1951	and Director		of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania
State University Accounting Department since 2001; Trustee, The
Holy Family Foundation from 2001 to 2009; President and Trustee,
Pittsburgh Catholic Publishing Associates from 2003 to 2008;
Director, Inter-Tel from 2006 to 2007.
Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	36 RICs consisting of	None
55 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	95 Portfolios
New York, NY 10055	the Audit		from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945	Committee		since 1992; Director, Tippman Sports (recreation) since 2005;
Director, Indotronix International (IT services) from 2004 to 2008.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998;
Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P.
Platt, 1999; Robert C. Robb, 1998; Toby S. Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from 2000	289 Portfolios
New York, NY 10055			to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	169 RICs consisting of	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	289 Portfolios
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person” as defined in the 1940 Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and
The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 25

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with US Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Ira Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963

1 Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Distributor	Address of the Fund
BlackRock	Brown Brothers	State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
Advisors, LLC	Harriman & Co.	and Trust Company	New York, NY 10022	Wilmington, DE 19809
Wilmington, DE 19809	Boston, MA 02109	Princeton, NJ 08540

Sub-Advisor	Transfer Agent	Independent Registered	Legal Counsel
BlackRock Investment	BNY Mellon Investment	Public Accounting Firm	Sidley Austin LLP
Management, LLC	Servicing (US) Inc.	Deloitte & Touche LLP	New York, NY 10019
Plainsboro, NJ 08536	Wilmington, DE 19809	Princeton, NJ 08540

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund.

Effective November 16, 2010, Ira Shapiro became Secretary of the Fund.

26 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents.
Mailings of your shareholder documents may be householded indefi-
nitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 27

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different pri-
vacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010 29

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

30 BLACKROCK PACIFIC FUND, INC. DECEMBER 31, 2010

This report is not authorized for use as an offer of sale

or a solicitation of an offer to buy shares of the Fund

unless accompanied or preceded by the Fund’s current

prospectus. Past performance results shown in this report

should not be considered a representation of future per-

formance. Investment return and principal value of shares

will fluctuate so that shares, when redeemed, may be worth

more or less than their original cost. Statements and other

information herein are as dated and are subject to change.

Investment in foreign securities involves special risks includ-

ing fluctuating foreign exchange rates, foreign government

regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Pacific	$35,700	$35,700	$0	$0	$6,100	$7,641	$96	$1,028
Fund, Inc.
1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Pacific Fund, Inc.	$16,973	$411,169

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Pacific Fund, Inc.

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: March 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date: March 4, 2011